Exhibit 99.2

ucbi.com | 1

ucbi.com | 2 ucbi.com | 2 Disclosures efficiency ratio, operating dividend payout ratio, core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : net income, net income available to common shareholders, diluted income per common share, ROE, ROA, efficiency ratio, dividend payout ratio, fee revenue, operating expense, net income, and equity to assets . Management uses these non - GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of this presentation . CAUTIONARY STATEMENT This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2014 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements . ” Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . NON - GAAP MEASURES This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include : operating net income, operating net income available to common shareholders, operating diluted income per common share, operating ROE, operating ROA, operating

ucbi.com | 3 Highlights Third Quarter 2015 ucbi.com | 3 (in millions) 3Q15 2Q15 3Q14 Net Income ($ in millions) Operating (1) $ 21.7 $ 20.0 $ 17.6 GAAP 17.9 17.8 17.6 EPS Operating (1) .33 .32 .29 GAAP .27 .28 .29 ROA Operating (1) 1.00% 1.00% .95% GAAP .82 .89 .95 ROTCE Operating (1) 10.29 10.20 9.55 ROCE GAAP 7.85 8.83 9.41 IMPROVING QUARTERLY RESULTS Net Interest Revenue ► $65.7 Million vs. $61.3 Million in 2Q15 and $57.0 Million in 3Q14 ● Loan growth of $53 million in 3Q15, up $413 million, or 9%, from 3Q14 ● Margin of 3.26% vs. 3.30% in 2Q15 and 3.32% in 3Q14 o Loan yield of 4.16%, down 8 bps from 2Q15; investment sec’s yield of 2.16%, up 1 bps from 2Q15 ▪ Pricing pressures coupled with mix change to floating o Higher funding costs – up 2 bps from 2Q15 and down 12 bps from 3Q14 ▪ Issued $85 million Senior Notes – Palmetto merger (3Q) Core Fee Revenue ► $ 18.4 Million - Up $4.0 Million from 3Q14 ● Gain on sales of SBA loans of $1.65 million vs. $1.49 million in 2Q15 and $.95 million in 3Q14 ● Mortgage revenue of $3.84 million, up $1.66 million from 3Q14 (1) Excludes the effect of merger - related charges of $5.7 million in 3Q15 and $3.2 million in 2Q15

ucbi.com | 4 Highlights Third Quarter 2015 ucbi.com | 4 IMPROVING QUARTERLY RESULTS Loan Growth ► Growth in Many Sectors ● Loan growth of $53 million, or 4% annualized (excludes Palmetto - $796 million); $310 million growth year - to - date, or 9% annualized ● Loan Production of $452 million vs. $526 million 2Q15 and $453 million year ago Core Transactio n Deposits ► Up $204 Million from Second Quarter, or 19% Annualized ● Up $495 million from 3Q14, or 13% (excludes merger) ● Represents 71% of total customer deposits Credit Quality ► Solid Improvement ● Provision of $.7 million vs. $.9 million in 2Q15 and $2.0 million 3Q14 ● Net charge - offs of .10% of total loans vs. .08% in 2Q14 and .28% in 3Q14 ● NPAs were .29% of total assets vs. .26% in 2Q15 and .29% in 3Q14 ● Allowance 1.15% (1.37% excluding mergers) of total loans vs. 1.36% (1.42% excluding mergers) at 2Q15 and 1.57% at 3Q14 Preliminary Capital Ratios ► Solid and Well - Capitalized ● Quarterly dividend of 6 cents per share ● Redeemed $32.3 million TruPS on September 15 ● Tier I Common to Risk Weighted Assets of 11.0%; Tier I Leverage of 8.2% ● Tier I Risk Based Capital of 11.0% and Tier I Total Risk Based Capital of 12.1% Acquisitions ► Executing on Key Growth Components and Integration ● Closed merger with Palmetto Bancshares, Inc. (The Palmetto Bank “Palmetto”) on Sept. 1 ● Completed systems conversion for FNB in July ● Closed merger with MoneyTree Corporation (First National Bank: “FNB”) on May 1

ucbi.com | 5 $57.0 $58.3 $57.6 $61.3 $65.7 $41.1 $42.1 $42.2 $45.1 $48.8 $30.3 $30.8 $30.5 $33.4 $35.4 $14.4 $14.6 $15.1 $17.2 $18.4 $10 $20 $30 $40 $50 $60 $70 3Q14 4Q14 1Q15 2Q15 3Q15 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue Trends – Core Earnings, Fee Revenue, and Expenses Core Earnings $35.4 Million Up $2.0 million from 2Q15 and Up $5.1 million from 3Q14 Millions ucbi.com | 5 3Q15 2Q15 3Q14 Salaries & Employee Benefits 29,559$ 1,650$ 3,875$ Communications & Equipment 3,963 659 869 Occupancy 4,013 598 588 FDIC Assessment 1,136 (162) 5 Advertising & Public Relations 812 (315) (82) Postage, Printing & Supplies 1,049 56 173 Professional Fees 2,668 411 394 Other Expense 5,564 732 1,845 Core Operating Expenses 48,764 3,629 7,667 Non-Core (1) 5,505 2,220 5,238 Reported GAAP 54,269$ 5,849$ 12,905$ Variance - Incr/(Decr) 3Q15 2Q15 3Q14 Overdraft Fees 3,304$ 574$ 233$ Interchange Fees 4,364 144 553 Other Service Charges 1,667 242 347 Total Service Charges and Fees 9,335 960 1,133 Mortgage Loan & Related Fees 3,840 133 1,662 Brokerage Fees 1,200 (32) (9) Gains from SBA Loan Sales 1,646 152 701 Other 2,427 15 542 Total Fee Revenue - Core 18,448 1,228 4,029 Non-Core (1) (151) (197) (144) Reported - GAAP 18,297$ 1,031$ 3,885$ Variance - Incr/(Decr) 3Q15 2Q15 3Q14 Net Interest Revenue 65,718$ 4,401$ 8,751$ Fee Revenue 18,448 1,228 4,029 Gross Revenue 84,166 5,629 12,780 Operating Expense (Excl OREO) 48,764 3,629 7,667 Pre-Tax, Pre-Credit (Core) 35,402$ 2,000$ 5,113$ Net Interest Margin 3.26% (.04) % (.06)% Variance - Incr/(Decr) $ in Thousands $ in Thousands (1) Includes securities gains / losses, charges on prepayment of borrowings, and gains / losses on deferred compensation plan assets (2) Includes foreclosed property costs, severance costs, merger - related charges and gains / losses on deferred compensation plan liabilities $ in Thousands Core Operating Expenses Core Earnings Core Fee Revenue

ucbi.com | 6 $57.0 $58.3 $57.6 $61.3 $65.7 $45 $48 $51 $54 $57 $60 $63 $66 3Q14 4Q14 1Q15 2Q15 3Q15 Key Drivers of Net Interest Revenue / Margin ucbi.com | 6 3.32% 3.31% 3.31% 3.30% 3.26% 3.00% 3.25% 3.50% KEY DRIVERS OF NIR NET INTEREST REVENUE & MARGIN INCREASE IMPACTED BY NET INTEREST REVENUE ► One month of Palmetto ($3.3M) ► Loan mix trending to floating rates ► Competitive loan pricing pressures ► New holding company debt Millions .15% .16% .17% .25% .20% .22% .11% .10% .09% .00% .04% .08% .12% .16% .20% .24% .28% 3Q14 4Q14 1Q15 2Q15 3Q15 Loan / Securities Pricing Deposit Pricing (excl. brokered) Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s • CD pricing reflects the quarter - average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter CDs MMDA NOW 4.45% 4.24% 4.16% 2.23% 2.15% 2.16% .26% .17% .17% 0% 2% 4% 6% 3Q14 4Q14 1Q15 2Q15 3Q15

ucbi.com | 7 Balance Sheet Growth – New Loans Funded and Advances (1) $ in Millions ucbi.com | 7 3Q15 2Q15 3Q14 Banks: 3Q15 2Q15 3Q14 Commercial C & I 94.8$ 143.1$ 150.0$ Atlanta 86.7$ 116.9$ 96.7$ Owner Occupied CRE 51.4 79.3 48.1 Coastal Georgia 28.2 48.9 38.4 Income Producing CRE 95.6 73.5 62.1 N. Georgia 58.1 66.7 61.5 Commercial Constr. 8.3 4.6 3.9 North Carolina 28.2 27.6 25.9 Total Commercial 250.1 300.5 264.1 Tennessee 27.5 17.7 27.0 Residential Mortgage 41.4 37.3 31.6 Gainesville 11.7 12.4 10.9 Residential HELOC 44.5 43.6 43.5 South Carolina 16.1 6.2 9.5 Residential Construction 54.2 50.9 44.8 Total Community Banks 256.5 296.4 269.9 Consumer 61.8 93.8 69.1 Specialized Lending⁽²⁾ 149.8 152.4 131.9 Total 452.0$ 526.1$ 453.1$ Other Indirect Auto 45.7 77.3 51.3 Total 452.0$ 526.1$ 453.1$ 3Q15 2Q15 3Q14 Asset-based Lending 17.1$ 4.2$ 1.1$ Commercial RE 57.5 16.3 27.2 Healthcare 19.8 55.4 64.9 Middle Market 7.5 22.7 4.1 SBA 26.5 31.2 34.6 Builder Finance 21.4 22.6 - Total 149.8$ 152.4$ 131.9$ (1) Represents new loans funded and net loan advances (net of payments on lines of credit) New Loans Funded and Advances Specialized Lending ⁽ ² ⁾ $453.1 $401.1 $422.8 $526.1 $452.0 $325 $375 $425 $475 $525 3Q14 4Q14 1Q15 2Q15 3Q15 New Loans Funded by Market New Loans Funded by Category

ucbi.com | 8 2011 2012 2013 2014 3Q15 LOANS - BY REGION North Georgia 1,426$ 1,364$ 1,240$ 1,163$ 1,128$ Atlanta MSA 1,144 1,204 1,235 1,243 1,266 North Carolina 597 579 572 553 546 Coastal Georgia 346 400 423 456 506 Gainesville MSA 265 261 255 257 252 East Tennessee 256 283 280 280 511 (1) South Carolina - - 4 30 783 (2) Specialized Lending 76 46 124 421 609 Indirect Auto - 38 196 269 421 (3) Total Loans 4,110$ 4,175$ 4,329$ 4,672$ 6,022$ Loan Growth $4.11 $4.18 $4.33 $4.67 $6.02 - $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 2011 2012 2013 2014 3Q15 Billions Commercial construction Income producing commercial real estate Owner occupied commercial real estate Commercial & industrial Indirect auto Home equity lines of credit Residential mortgage Residential construction Consumer installment Commercial Retail 2011 2012 2013 2014 3Q15 LOANS - BUSINESS MIX BY CATEGORY Commercial: Comm & Indus 428$ 458$ 472$ 710$ 890$ Owner Occ'd 1,112 1,131 1,134 1,163 1,479 Total C & I 1,540 1,589 1,606 1,873 2,369 Income Prod CRE 710 682 623 599 818 Comm Constr 164 155 149 196 319 Total Comm 2,414 2,426 2,378 2,668 3,506 Resi Mortgage 835 829 875 866 1,060 HELOC 300 385 441 466 585 Resi Constr 448 382 328 299 334 Consum / Install 113 115 111 104 132 Indirect Auto - 38 196 269 405 Total Loans 4,110$ 4,175$ 4,329$ 4,672$ 6,022$ Millions Millions ucbi.com | 8 (1) Includes $244 million from the acquisition of FNB on May 1, 2015 (2) Includes $733 million from the acquisition of Palmetto on September 1, 2015 (3) Includes $62.6 million from the acquisition of Palmetto on September 1, 2015

ucbi.com | 9 Balance Sheet Growth – Customer Deposit Mix $5.92 $5.71 $5.78 $5.90 $7.39 - $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 2011 2012 2013 2014 3Q15 Billions Public funds Time (customer) Interest bearing core transaction Non-interest bearing core transaction Time & Public Funds Core Transaction 2011 2012 2013 2014 3Q15 TOTAL DEPOSIT MIX Non-Interest Bearing Core Tx Demand Deposit 955$ 1,188$ 1,311$ 1,471$ 2,065$ Interest Bearing Core Tx NOW 719 654 659 668 1,090 MMDA 1,030 1,145 1,218 1,259 1,634 Savings 198 226 250 291 457 Total Interest Bearing Core Dep 1,947 2,025 2,127 2,218 3,181 Total Core Deposits 2,902 3,213 3,438 3,689 5,246 Time (Customer) < $100,000 1,121 1,050 888 744 858 > $100,000 1,012 674 557 479 453 Total Time Dep 2,133 1,724 1,445 1,223 1,311 Public Funds 884 770 894 989 831 Brokered 179 245 412 425 517 Total Deposits 6,098$ 5,952$ 6,189$ 6,326$ 7,905$ 2011 2012 2013 2014 3Q15 (1) CORE DEPOSIT GROWTH - CATEGORY & MARKET Demand Deposit 185$ 232$ 123$ 161$ 594$ MMDA 150 115 73 41 375 Savings 15 29 24 41 166 NOW (84) (65) 4 9 422 Growth by Category 266$ 311$ 224$ 252$ 1,557$ Atlanta 102 160 75 84 252 N. Georgia 81 41 62 90 136 North Carolina 27 47 42 35 54 Coastal Georgia 20 38 2 22 16 Tennessee 21 9 4 8 231 Gainesville 15 16 19 10 52 South Carolina - - 20 3 816 Growth by Market 266$ 311$ 224$ 252$ 1,557$ $ in Millions $ in Millions ucbi.com | 9 (1) Includes $247 million in core deposits from the acquisition of FNB on May 1, 2015 and $790 million from the acquisition of Palmetto on September 1, 2015

ucbi.com | 10 Credit Quality ucbi.com | 10 $ in Millions 3Q15 2Q15 1Q15 4Q14 3Q14 Net Charge-offs 1.4$ 1.0$ 2.6$ 2.5$ 3.2$ as % of Average Loans .10% .08% .22% .22% .28 % Allowance for Loan Losses 69.1$ 70.1$ 70.0$ 71.6$ 71.9$ as % of Total Loans 1.15% 1.36% 1.46% 1.53% 1.57 % as % of Total Loans, Excluding Merger 1.37 1.42 as % of NPLs 344 373 368 401 384 Past Due Loans (30 - 89 Days) .27% .24% .25% .31% .35% Non-Performing Loans 20.0$ 18.8$ 19.0$ 17.9$ 18.7$ OREO 7.7 2.4 1.2 1.7 3.2 Total NPAs 27.7 21.2 20.2 19.6 21.9 Performing Classified Loans 129.9 115.7 121.7 128.4 149.0 Total Classified Assets 157.6 136.9$ 141.9$ 148.0$ 170.9$ as % of Tier 1 / Allowance 17% 18% 20% 20% 24 % Accruing TDRs (see page 27) 84.6$ 86.1$ 82.3$ 81.3$ 82.2$ As % of Original Principal Balance Non-Performing Loans 70.3% 64.9% 72.0% 69.9% 68.6 % OREO 45.8 46.6 56.6 54.1 54.5 Total NPAs as % of Total Assets .29 .26 .26 .26 .29 as % of Loans & OREO .46 .41 .42 .42 .48

ucbi.com | 11 Operating Earnings per Share and Operating Return on Assets $.29 $.30 $.29 $.32 $.33 $.18 $.20 $.22 $.24 $.26 $.28 $.30 $.32 $.34 3Q14 4Q14 1Q15 2Q15 3Q15 OPERATING EARNINGS PER SHARE (1) .95% .96% .94% 1.00% 1.00% .70% .75% .80% .85% .90% .95% 1.00% 3Q14 4Q14 1Q15 2Q15 3Q15 OPERATING RETURN ON ASSETS (1) ucbi.com | 11 (1) Excludes the effect of merger - related charges

ucbi.com | 12 Capital Ratios (1) ucbi.com | 12 HOLDING COMPANY Well - Cap 3Q15 2Q15 1Q15 4Q14 3Q14 Tier I RBC 8.0% 11.0% 11.9% 11.5% 12.1% 12.1% Total RBC 10.0 12.1 13.1 12.8 13.3 13.3 Leverage 5.0 8.2 9.1 8.7 8.7 8.7 Tier I Common RBC 6.5 11.0 11.9 11.5 11.1 11.0 Tangible Common Equity to Assets 9.8 9.8 9.8 9.7 9.8 Tangible Equity to Assets 9.9 9.9 9.8 9.7 9.8 BANK Well - Cap 3Q15 2Q15 1Q15 4Q14 3Q14 Tier I RBC 8.0% 12.6% 12.0% 11.8% 12.9% 12.6% Total RBC 10.0 13.7 13.2 13.1 14.1 13.8 Leverage 5.0 9.4 9.1 8.9 9.3 9.1 (1) Effective January 1, 2015, all regulatory ratios calculated under Basel III rules. Third quarter 2015 ratios are preliminary .

ucbi.com | 13 Strategic Principles ucbi.com | 13 LEVERAGE OUR STRENGTHS ► Community bank service with large bank resources ► Strong local leadership and senior management ► Funding strength in legacy markets ► Consistent and attractive culture ► Class leading customer satisfaction 2015 ► Continue to invest in and improve commercial and retail capabilities ● Diversify portfolio – focus on: C&I; CRE owner occupied; Specialized Lending for healthcare, corporate, asset - based and SBA ● Momentum building across footprint ● Invest in people; strengthen commercial and grow specialized lending area and markets ● Grow loans in mid - to upper - single digits ► Improve retail and small business bank ● Grow sales with better / diversified product design, merchandising and campaign execution ● Improve our technology with a focus on making it easy for our customers to bank with us ● Increase core transaction deposits in the mid - single digits ► Grow net interest revenue by solid loan growth and maintain margin ► Credit trends and costs continue at or below current levels ► Grow fee revenue by investing in mortgage, advisory services, and SBA capabilities ► Maintain operating efficiency below 58 percent while investing in revenue producers ► Seek acquisition opportunities that fit our culture, risk and return targets

ucbi.com | 14 United Acquisition of MoneyTree Corporation / FNB ucbi.com | 14 (1) Including the conversion of the Series C Cumulative Convertible Preferred Stock Data Source: SNL Financial and Company Documents; financial data as of 12/31/14 Founded: 1907 Headquarters: Lenoir City, TN Total Assets: $425 million Deposits: $354 million Consolidated TCE (1) : $39 million FY 2014 ROAA: 0.64% NPAs / Assets: 0.28% January 27 , 2015 merged with MoneyTree Corporation (First National Bank) ▪ 107 year old community bank ▪ Doubles UCBI’s East Tennessee presence ▪ Increases presence in key markets of Knoxville, Lenoir City and Cleveland ▪ Meaningful cost synergies resulting from significant branch overlap – consolidating six branches 3Q15 ▪ 1 % EPS accretion in 2015; 3% in 2016 and 2017 ▪ Tangible book value dilution of < 1% and breakeven in < 3 years ▪ Nominal impact on UCBI’s capital ratios Deal Highlights Date Closed: May 1, 2015 Aggregate Deal Value: $52 million Price Per Share: $63.59 Price / 2014 EPS: 19.9x Price / TBV: 1.4x Consideration Mix: 80% Stock (2.359M issued) 20% Cash ($10.7M) Pricing Summary

ucbi.com | 15 United Acquisition of Palmetto Bancshares $ in Thousands ucbi.com | 15 Founded: 1906 Headquarters: Greenville, SC Total Assets: $1,173 million Loans: $836 million Deposits: $967 million Tangible Common Eq. $136 million ROA: 1.0% ROE: 8.3% TCE / TA 11.6% April 22 , 2015 has agreed to merge with Palmetto Bancshares, Inc. ▪ Continues Southeastern metro market expansion ▪ Accelerates Greenville expansion and leverages existing, on - the - ground, senior leadership and in - market resources ▪ High - quality franchise, founded 108 years ago, with deep community roots ▪ Shared community banking philosophy driven by client focus, local expertise, and cultural fit ▪ Strong core deposit base (0.04% overall cost of deposits) ▪ Significant cost synergies enhance deal economics ▪ Low execution risk and attractive returns ▪ Double - digit EPS accretion in 2017, TBV earnback < 5 years, IRR > 20% Deal Highlights Date Closed: September 1, 2015 Data Source: SNL Financial and Company Documents; financial data as of Q1 - 2015 Aggregate Deal Value: $241 million Price Per Share: $18.53 Price / 2016 EPS: 19.5x Price / TBV: 1.8x Consideration Mix: 70% Stock (8.701M shares to be issued) 30% Cash ($74.0M) Pricing Summary

Non-GAAP Reconciliation Tables

United COMMUNITY BANKS, INC.

$ in Thousands

	3Q15	2Q15	1Q15	4Q14	3Q14
CORE FEE REVENUE					
Core fee revenue	$ 18,448	$ 17,220	$ 15,120	$ 14,553	$ 14,419
Securities gains, net	325	13	1,539	208	11
Losses on prepayment of borrowings	(256)	-	(1,038)	-	-
Mark to market on deferred compensation plan assets	(220)	33	61	62	(18)
Fee revenue (GAAP)	**$ 18,297**	**$ 17,266**	**$ 15,682**	**$ 14,823**	**$ 14,412**
CORE OPERATING EXPENSE					
Core operating expense	$ 48,764	$ 45,135	$ 42,191	$ 42,081	$ 41,097
Foreclosed property expense	(22)	60	96	131	285
Severance	3	19	23	353	-
Reversal of litigation reserve	-	-	-	(1,200)	-
Loss share settlements	-	-	690	492	-
Merger-related charges	5,744	3,173	-	-	-
Mark to market on deferred compensation plan liability	(220)	33	61	62	(18)
Operating expense (GAAP)	**$ 54,269**	**$ 48,420**	**$ 43,061**	**$ 41,919**	**$ 41,364**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	9.77 %	9.83 %	9.82 %	9.72 %	9.83 %
Effect of preferred equity	.11	.08	-	-	-
Tangible equity to tangible assets	**9.88**	**9.91**	**9.82**	**9.72**	**9.83**
Effect of goodwill and other intangibles	.51	.14	.04	.04	.02
Equity to assets (GAAP)	**10.39 %**	**10.05 %**	**9.86 %**	**9.76 %**	**9.85 %**
RETURN ON TANGIBLE COMMON EQUITY					
Operating return on tangible common equity	10.29 %	10.20 %	9.46 %	9.74 %	9.55 %
Effect of goodwill and intangibles	(0.75)	(0.30)	(.12)	(.14)	(.14)
Return on tangible common equity	**9.54**	**9.90**	**9.34**	**9.60**	**9.41**
Effect of merger-related charges	(1.69)	(1.07)	-	-	-
Return on common equity (GAAP)	**7.85 %**	**8.83 %**	**9.34 %**	**9.60 %**	**9.41 %**

ucbi.com | 16

ucbi.com | 17 ucbi.com | 17 3Q15 2Q15 1Q15 4Q14 3Q14 RETURN ON ASSETS Operating return on assets 1.00% 1.00% .94% .96% .95 % Merger-related charges (.18) (.11) - - - Return on Assets (GAAP) .82% .89% .94% .96% .95 % RETURN ON COMMON EQUITY Operating return on common equity 9.54% 9.90% 9.34% 9.60% 9.41 % Merger-related charges (1.69) (1.07) - - - Return on Common Equity (GAAP) 7.85% 8.83% 9.34% 9.60% 9.41 % NET INCOME Operating net income 21,726$ 19,989$ 17,670$ 18,247$ 17,616$ Merger-related charges (5,744) (3,173) - - - Tax benefit on merger charges 1,905 997 - - - Net Income (GAAP) 17,887$ 17,813$ 17,670$ 18,247$ 17,616$ NET INCOME AVAILABLE TO COMMON SHAREHOLDERS Operating net income available to common shareholders 21,701$ 19,972$ 17,670$ 18,247$ 17,616$ Merger-related charges (5,744) (3,173) - - - Tax benefit on merger charges 1,905 997 - - - Net income available to common shareholders (GAAP) 17,862$ 17,796$ 17,670$ 18,247$ 17,617$ EARNINGS PER SHARE Operating Earnings per Share 0.33$ 0.32$ 0.27$ 0.30$ 0.29$ Merger-related charges (.06) (.04) - - - Earnings per Share (GAAP) 0.27$ 0.28$ 0.27$ 0.30$ 0.29$ Non - GAAP Reconciliation Tables $ in Thousands

ucbi.com | 18 UNITED COMMUNITY BANKS, INC. THIRD QUARTER 2015 EXHIBITS October 27, 2015 ucbi.com | 18

ucbi.com | 19 Current Footprint ucbi.com | 19 Key Statistics as of 9/30/15 ► Headquartered in Blairsville, Georgia ► Four state regional community bank: GA, NC, SC and TN ► 133 Locations ► Founded in 1950 ► Largest community bank headquartered in Georgia and one of the largest in the Southeast ► 1,927 employees ► $9.4 billion in assets; $6.0 billion in loans; $7.9 billion in deposits

ucbi.com | 20 Business and Operating Model Local CEOs with deep roots in their communities Resources of a $9.4 billion bank Operate in a number of the more demographically attractive U.S. markets Organic growth supported by de novos and selective acquisitions Twenty - Nine “community banks” Strategic footprint with substantial banking opportunities Disciplined growth strategy SERVICE IS POINT OF DIFFERENTIATION ► #1 in customer satisfaction according to customer service profiles ► #1 in Southeast and #2 in US in customer satisfaction by national research company ► Golden rule of banking – treating people the way we want to be treated ► “The Bank that SERVICE Built” SM ► Customer surveys consistently reveal 95%+ satisfaction rate ► #14 in “Best Banks in America” for 2015 by Forbes “COMMUNITY BANK SERVICE, LARGE BANK RESOURCES ” ucbi.com | 20

Experienced Proven Leadership

- Over 40 years in banking
- Led company from $42 million in assets in 1989 to $9.4 billion today
- Trustee of Young Harris College
- Georgia Power Company Board Member
- GA Economic Developers Association Spirit of Georgia Award recipient

Jimmy C. Tallent
Chairman & CEO
Joined 1984



- Over 30 years in banking
- Responsible for overall banking, credit and operations
- Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group

H. Lynn Harton
Board, President & COO
Joined 2012



- Over 35 years in banking
- Responsible for accounting, finance and reporting activities, M&A and investor relations
- Former CAO and Controller for State Street Corporation
- Former ABA Accounting Committee Chairman

Rex S. Schuette
EVP & CFO
Joined 2001



- Over 35 years in banking
- Responsible for 29 community banks with 127 branch offices
- Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank
- Former Georgia Board of Natural Resources Board Chairman

Bill M. Gilbert
President,
Community Banking
Joined 2000



- Over 20 years of experience in consumer and banking law
- Responsible for legal, enterprise risk management, and compliance
- Chairman of the Georgia Bankers Association Bank Counsel Section
- Member of the American Bankers Association Regional General Counsels

Bradley J. Miller
EVP, CRO &
General Counsel
Joined 2007



- Over 25 years in banking
- Responsible for credit risk including credit underwriting, policy and special assets
- Former EVP & Executive Credit Officer for TD Bank, NA and Chief Credit Officer of The South Financial Group.

Robert A. Edwards
EVP & CCO
Joined 2015



- Over 24 years in lending
- Responsible for specialized lending
- Former SBA head: TD Bank and Carolina First's SBA programs; President of UPS Capital Business Credit
- Highly decorated Commander in the U.S. Naval Reserve Intelligence Program (retired)

Richard W. Bradshaw
President,
Specialized Lending
Joined 2014



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ucbi.com | 22 Market Share Opportunities ucbi.com | 22 North Georgia $ 6.6 $ 2.3 9 20 37% 1 Atlanta, Georgia 60.8 2.4 10 38 4 6 Gainesville, Georgia 3.0 .4 1 5 12 4 Coastal Georgia 8.0 .3 2 7 3 9 Western North Carolina 11.8 .9 1 19 8 4 East Tennessee 16.3 .6 2 12 4 5 Upstate South Carolina 21.0 1.0 4 26 5 7 Total Markets $ 127.5 $ 7.9 29 127 Market Deposits (in billions) (1) United Deposits (in billions) (2) Deposit Share (1) EXCELLENT GROWTH OPPORTUNITIES Markets Banks Offices (3) Rank (1) (1) FDIC deposit market share and rank as of June 30, 2015 for markets where United takes deposits. Data Source: FDIC . (2) Based on current quarter. (3) Excludes six loan production offices Source: SNL Financial

ucbi.com | 23 Market Share Demographics ucbi.com | 23 3.35% 4.23% 4.96% 5.70% 6.38% 6.49% 6.91% 0% 1% 2% 3% 4% 5% 6% 7% 8% Knoxville, TN Cleveland, TN Asheville, NC Greenville, SC Atlanta, GA Gainesville, GA Savannah, GA Key MSA Growth Markets Projected Change 2016 - 2021 3.69% 3.82% 4.84% 4.93% 5.40% 0% 1% 2% 3% 4% 5% 6% United States Tennessee Georgia North Carolina South Carolina STATE POPULATION GROWTH Projected Change 2016 – 2021 Source: SNL Financial

ucbi.com | 24 Liquidity ucbi.com | 24 Capacity 3Q15 2Q15 3Q14 vs 2Q15 vs 3Q14 WHOLESALE BORROWINGS Brokered Deposits 425$ (1) 517$ 530$ 405$ (13)$ 112$ FHLB 644 200 385 330 (185) (130) Holding Company LOC 50 - - - - - Fed Funds 510 5 25 - (20) 5 Other Wholesale - 14 - 6 14 8 Total 1,629$ 736$ 940$ 741$ (204)$ (5)$ LONG-TERM DEBT Senior Debt 160$ 75$ 75$ 85$ 85$ Trust Preferred Securities 6 39 55 (33) (49) Total Long-Term Debt 166$ 114$ 130$ 52$ 36$ Cash 54$ 40$ 48$ 14$ 6$ Loans 6,022$ 5,174$ 4,569$ 848$ 1,453$ Core (DDA, MMDA, Savings) 5,246$ 4,253$ 3,714$ 993$ 1,532$ Public Funds 831 803 852 28 (21) CD's 1,311 1,222 1,269 89 42 Total Deposits (excl Brokered) 7,388$ 6,278$ 5,835$ 1,110$ 1,553$ Loan to Deposit Ratio 82% 82% 78% INVESTMENT SECURITIES Available for Sale -Fixed 1,435$ 1,282$ 1,115$ 153$ 320$ -Floating 665 660 674 5 (9) Held to Maturity -Fixed 354 376 428 (22) (74) -Floating 4 4 5 - (1) Total Investment Securities 2,458$ 2,322$ 2,222$ 136$ 236$ Floating as % of Total Securities 27% 29% 31% Wholesale Borrowings Holding Company Long - Term Debt / Cash Investment Securities (1) Estimated brokered deposit total capacity at 10% of assets $ in Millions Loans / Deposits

ucbi.com | 25 Lending & Credit Environment ucbi.com | 25 $ in Millions Regional Credit Review – Standard Underwriting • Legal Lending Limit $ 197 • House Lending Limit 25 • Project Lending Limit 15 • Top 25 Relationships 412 STRUCTURE • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals PROCESS • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement POLICY • Ongoing enhancements to credit policy • Quarterly updates to portfolio limits and concentrations (quarterly review with Board of Directors) • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals • Weekly senior credit meetings • Bi - weekly NPA/ORE and past due meetings • Quarterly criticized watch loan review meetings PROACTIVELY ADDRESSING CREDIT ENVIRONMENT

ucbi.com | 26 Performing Classified Loans ucbi.com | 26 By Category $ in Millions 3Q14 4Q14 1Q15 2Q15 3Q15 Commercial: Commercial & Industrial 7$ 8$ 7$ 6$ 6$ Owner Occupied 50 46 44 40 39 Total C & I 57 54 51 46 45 Income Producing CRE 22 20 20 19 29 Commercial Construction 4 4 3 3 3 Total Commercial 83 78 74 68 77 Residential Mortgage 43 32 30 30 35 Home Equity Lines of Credit 8 5 6 6 6 Residential Construction 12 11 10 10 10 Consumer / Installment 3 2 2 2 2 Total Performing Classified 149$ 128$ 122$ 116$ 130$ Classified to Tier 1 + ALL 24% 20% 20% 18% 17% $149.0 $128.4 $121.7 $115.7 $129.9 $110 $130 $150 3Q14 4Q14 1Q15 2Q15 3Q15

ucbi.com | 27 $82.2 $81.3 $82.3 $86.1 $84.6 $- $50 $100 $150 3Q14 4Q14 1Q15 2Q15 3Q15 TDRs ucbi.com | 27 $ in Millions $ in Millions LOAN TYPE 3Q15 (1) 3Q14 3Q15 3Q14 3Q15 (1) 3Q14 Owner-Occupied Commercial Real Estate 31.6$ 25.2$ 1.2$ 1.1$ 32.8$ 26.3$ Income-Producing Commercial Real Estate 14.1 17.6 .3 1.5 14.4 19.1 Commercial & Industrial 3.5 2.9 - - 3.5 2.9 Commercial Construction 11.2 11.1 .1 - 11.3 11.1 Total Commercial 60.4 56.8 1.6 2.6 62.0 59.4 Residential Mortgage 17.3 16.4 2.1 2.0 19.4 18.4 Home Equity Lines of Credit .5 .5 - - .5 .5 Residential Construction 5.7 8.3 .3 1.8 6.0 10.1 Consumer / Installment .7 .2 .1 - .8 .2 Total 84.6$ 82.2$ 4.1$ 6.4$ 88.7$ 88.6$ Accruing Non-Accruing Total TDRs Accruing TDRs ► Accruing TDR past due 30 – 89 days = 1.76% ► 60.8% of accruing TDRs are pass credits (1) 63.73 percent of accruing TDR loans have an interest rate of 4 percent or greater

United COMMUNITY BANKS, INC.

Lending & Credit Environment

$ in Millions

	Amount	Percent
Multi-Residential	$ 76	23.8 %
Land Develop - Vacant (Improved)	55	17.2
Commercial Land Development	28	8.8
Raw Land - Vacant (Unimproved)	35	11.0
Hotels / Motels	25	7.8
Other Properties	17	5.3
Warehouse	15	4.7
Retail Building	34	10.7
Office Buildings	11	3.4
Restaurants / Franchise	9	2.8
Poultry Houses	3	.9
Assisted Living/Nursing Home/Rehab	5	1.6
Churches	3	.9
Other	3	.9
Total Commercial Construction	$ 319	

Average Loan Size ($ in thousands)

- Commercial Construction $548
- Commercial RE:
  - Composite CRE 456
  - Owner-Occupied 406
  - Income-Producing 586

Commercial RE Characteristics

- 64% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 375	$ 193	$ 568	24.7 %
Retail Building	130	212	342	14.9
Warehouse	141	74	215	9.4
Other Properties	197	35	232	10.1
Churches	179	-	179	7.8
Convenience Stores	94	45	139	6.1
Manufacturing Facility	65	18	83	3.6
Hotels / Motels	-	91	91	4.0
Restaurants / Franchise Fast Food	51	30	81	3.5
Multi-Residential	-	71	71	3.1
Assisted Living / Nursing Home	47	15	62	2.7
Farmland	53	-	53	2.3
Golf Course / Country Club	41	-	41	1.8
Leasehold Property	16	8	24	1.0
Carwash	23	-	23	1.0
Automotive Service	17	6	23	1.0
Automotive Dealership	17	4	21	.9
Daycare Facility	9	8	17	.7
Funeral Home	15	1	16	.7
Marina	6	-	6	.3
Mobile Home Parks	-	7	7	.3
Movie Theaters / Bowling / Rec	3	-	3	.1
Total Commercial Real Estate	$ 1,479	$ 818	$ 2,297	

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